UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2024
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The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2024, All Market Singapore PTE Ltd., a wholly owned subsidiary of The Vita Coco Company, Inc. (the “Company”), entered into a Co-Manufacturing and Purchasing Agreement (the “Manufacturing Agreement”) with Axelum Resources Corp. (“Axelum”). The Company has an existing relationship with an affiliate of Axelum for the manufacture of various Company products in accordance with the terms of a certain manufacturing and purchasing agreement, dated as of April 8, 2010, which is filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 27, 2021. The Manufacturing Agreement expands the Company’s existing relationship with Axelum.

The Manufacturing Agreement has an initial term that commenced on April 18, 2024 and continues until December 31, 2033. Thereafter, the Company has the option to extend the initial term for an additional, successive term of 5 years, on or prior to the date that is 180 days before the expiration of the then-current term. Pursuant to the Manufacturing Agreement, Axelum will take all reasonable commercial steps to begin production on the Company’s products as of the earliest possible commencement date of commercial operations of production. Axelum will provide the raw materials and packaging required for production, as well as the production facilities to produce Company products, and the Company will provide necessary training and technology for production. In exchange, the Company commits to purchase a minimum volume of product each calendar year from Axelum. This minimum volume may be adjusted from time to time upon mutual written agreement of the parties.

The Manufacturing Agreement also contains a non-competition covenant whereby, during the term of the Manufacturing Agreement, Axelum will not, directly or indirectly, sell, subcontract, manufacture or produce any coconut water-flavored or coconut water-based beverages except for an agreed-upon amount of coconut water during a given year in certain territories. The Manufacturing Agreement also contains a provision whereby, if the Company does not purchase an agreed-upon amount of coconut water in a given year, the parties will jointly work to sell such capacity to private label customers.

The foregoing summary of the Manufacturing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Manufacturing Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: April 24, 2024	By:	/s/ Martin Roper
Name: Martin Roper
Title: Chief Executive Officer